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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

         PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  NOVEMBER 30, 1996


                            CAPITOL MULTIMEDIA, INC.
             (Exact name of registrant as specified in its charter)



             DELAWARE                                          0-20102                       52-1283993
   (State or other jurisdiction                              (Commission                  (I.R.S. Employer
         of incorporation)                                   File Number)               Identification No.)


         200 BAKER AVENUE, SUITE 300
                CONCORD, MA                                                                    01742
  (Address of principal executive offices)                                                   (Zip Code)


                                 (508) 287-5888
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS


In response to item five, the registrant incorporates by reference hereto the information contained in the following exhibits:

           EXHIBIT                        DESCRIPTION
           -------                        -----------

         10.49 First Amendment To Employment Agreement Between Capitol Multimedia, Inc. and Igor Razboff, December 12, 1996.

         10.50 Employment Agreement - Edward Terino, Chief Financial Officer and Secretary / Treasurer, November 30, 1996.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits:

           EXHIBIT                    DESCRIPTION
           -------                    -----------

         10.49 First Amendment To Employment Agreement Between Capitol Multimedia, Inc. and Igor Razboff, December 12, 1996.

         10.50 Employment Agreement - Edward Terino, Chief Financial Officer and Secretary / Treasurer, November 30, 1996.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  CAPITOL MULTIMEDIA, INC.
                                                  ------------------------
                                                       (Registrant)



    Date:  December 13, 1996             By:    /s/ Catherine K. Hoopes
           -----------------                    -----------------------
                                                    Catherine K. Hoopes
                                                 Chief Financial Officer,
                                                   Secretary/Treasurer